Interest and other expense, net (Tables)	12 Months Ended
Sep. 30, 2022
Interest and other expense, net
Interest and Other Expense, Net
Interest and other expense, net, consists of the following:

	Year Ended September 30,
	2022	2021	2020
Interest income	$(7,821)	$(4,822)	$(4,233)
Interest expense(1)	16,911	21,275	10,427
Foreign exchange loss(2)	16,720	1,110	3,382
Other, net	581	(6,766)	1,860

	$26,391	$10,797	$11,436

(1)	For further details, please see Note 12 to the consolidated financial statements.
(2)
The Foreign exchange loss increase in fiscal year 2022 is primarily attributable to volatility of certain currencies’ exchange rates for which hedging the exposure through derivatives financial instruments was not cost effective as well as to the cost of executing our hedging policy through derivatives financial instruments
.